Exhibit 10.21

FE-DA ELECTRONICS COMPANY PRIVATE LIMITED

Acquisition Framework Agreement

September 27, 2020

Acquisition Framework Agreement

The Acquisition Framework Agreement (“this agreement”) is signed by the following parties in Nanshan District, Shenzhen on September 27, 2020:

VIYI Technology INC. (“VIYI Technology”)

Office address: 502 Unit Building 3 Yirantiandiju Nanshan District Shenzhen Guangdong Province

ABLE PEAK SERVICES LIMI TED (“Original Shareholder”)

Office address: Mandar House, 3rd Floor, Johnson＇s Ghut, Tortola, British Virgin Island

FE-DA ELECTRONICS COMPANY PRIVATE LIMITED "FE-DA ELECTRONICS"

It contains subsidiaries and affiliated companies unless the context otherwise requires.

Office address: 180 PAYA LEBAR ROAD10-01 YI GUANG FACTORY BUILDING

Whereas VIYI Technology intends to purchase FE - DA ELECTRONICS, and FE - DA ELECTRONICS is willing to accept the acquisition of VIYI Technology. In accordance with the relevant laws and regulations, the parties reach the following agreement on the acquisition through friendly negotiation for mutual compliance:

Article I Acquisition Arrangement

The acquisition includes the following contents:

1. VIYI Technology purchases 100% equity of FE - DA ELECTRONICS with USD 35 million, and after transfer, FE - DA ELECTRONICS becomes the wholly-owned subsidiary of VIYI Technology. The specific acquisition payment shall be paid in installments of USD 15 million after change of equity and before November 30, 2020, USD 10 million before March 1, 2021, and USD 10 million before March 1, 2022 to the designated account of the original shareholder ABLEPEAK SERVICES LIMITED.

2. VIYI Technology shall form all of the foregoing passive debts to the original shareholder ABLE PEAK SERVICES LIMITED from the signing date of this agreement. Whereas the actual value of FE - DA ELECTRONICS is reflected on the corporate performance, VIYI Technology shall have the right to adjust the payment method to promote FE - DA ELECTRONICS to complete the performance commitment in the next three years.

3. After signing this agreement, FE - DA ELECTRONICS shall fully cooperate to make 100% equity transfer as well as industrial and commercial changes within 3 working days. In any case, 100% ownership of FE - DA ELECTRONICS (including business and performance) will belong to VIYI Technology upon the completion of the equity change by both parties (“delivery date”).

Article II Prerequisites of the Acquisition

1. Equity transfer shall be subject to the following conditions:

(1) The parties have signed the equity transfer agreement and the company’s Articles of Association related to the equity transfer;

(2) VIYI Technology, the original shareholder, and FE - DA ELECTRONICS have obtained their respective internal authorization for the transfer of equity;

(3) As of the delivery date of equity transfer, the statements and warranties of the original shareholder under this agreement are true, accurate and complete;

(4) VIYI Technology has completed due diligence on the business, legal and financial aspects of FE - DA ELECTRONICS and has accepted the results of due diligence. Relevant issues of due diligence have been properly resolved or VIYI Technology has approved the solution;

(5) As of the delivery date, except as previously approved by VIYI Technology, there are no significant changes in FE - DA ELECTRONICS’s asset structure and status, operating conditions, financial conditions, management, personnel and other aspects;

(6) There is no other event or circumstance that may have a material adverse effect on the operation or overall valuation of FE - DA ELECTRONICS;

(7) Core technical personnel and senior management personnel of the company have signed the confidentiality and non-competition agreements to the satisfaction of VIYI Technology.

Article III Statements and Warranties

1. Statements and warranties of the original shareholder and FE - DA ELECTRONICS

(1) FE - DA ELECTRONICS is a company duly organized and validly existing under the laws of Singapore, which has the qualification and right to sign, deliver and perform this agreement, and has the capacity for civil conduct to bear legal liabilities independently.

(2) The execution of this agreement by the original shareholder and FE - DA ELECTRONICS or the performance of their obligations under this agreement shall not violate any laws, regulations, Articles of Association or other organizational documents, or the provisions of any contracts and agreements entered into or binding upon them.

(3) There is no claim, arbitration or lawsuit, administrative penalty, investigation or similar administrative procedures which may adversely affect the execution of this agreement or the performance of their obligations under this agreement by the original shareholder and FE - DA ELECTRONICS.

(4) As of the signing date of this agreement, FE - DA ELECTRONICS has obtained all governmental licenses, approvals, registrations, filings and / or qualifications necessary for its lawful establishment and validly existing, and such licenses, approvals, registrations, filings and / or qualifications remain in force and effect.

(5) All documents, materials, instructions and other information provided by the original shareholder and FE - DA ELECTRONICS to VIYI Technology are true, accurate and complete, and no information that may have a material impact on the business, assets, prospects or otherwise of FE - DA ELECTRONICS has been omitted.

(6) The funds used by the original shareholder to purchase the company are legally owned funds, and there are no cases of acquiring or holding shares in a company on behalf of others. Except as disclosed to VIYI Technology, the original shareholder legally and validly holds its equity, has not created any mortgage, pledge, lien or any other third party interest in the equity of the company, has no claim, arbitration or lawsuit, administrative penalty, investigation or similar administrative procedures related to the equity of the company or which may adversely affect the execution of this agreement or the performance of their obligations under this agreement, and has no potential third party that may make a claim to the equity of the company.

(7) As of the signing date of this agreement, FE - DA ELECTRONICS carries on its business as usual without suspension, bankruptcy or similar circumstances or any event which may cause such suspension, bankruptcy or similar circumstances.

(8) At present, FE - DA ELECTRONICS operates legally without violating the relevant applicable laws, the company’s Articles of Association and / or the major contract binding on FE - DA ELECTRONICS.

(9) FE - DA ELECTRONICS has not provided any warranty or counter-warranty in any form to any other person, or accepted any warranty or counter-warranty in any form provided by any other person, or contingent liabilities in other forms.

(10) FE - DA ELECTRONICS has not made any loans or loans in disguise to others, or accepted any loans or loans in disguise provided by others.

(11) FE - DA ELECTRONICS has a legal and valid ownership and / or use right to all lands and premises required for its operation.

(12) FE - DA ELECTRONICS has not been sued or imposed an administrative penalty for infringing the intellectual property rights of a third party.

(13) The original shareholder, senior management personnel and core technical personnel of FE - DA ELECTRONICS do not directly or indirectly hold shares in other companies or entities that compete with FE - DA ELECTRONICS, and do not run the business which is competitive with the company's business by themselves or for others.

(14) The original shareholder, senior management personnel and core technical personnel of FE - DA ELECTRONICS shall not be bound by any non-compete agreement signed by entities other than FE - DA ELECTRONICS, and shall not bear any non-compete obligations to entities other than FE - DA ELECTRONICS.

(15) FE - DA ELECTRONICS, the original shareholder, senior management personnel and core technical personnel are not involved in any claim, compensation, lawsuit or arbitration (excluding labor arbitration, judicial investigation procedures, administrative investigation or punishment).

(16) FE - DA ELECTRONICS legally owns or uses all tangible and intangible assets currently for its production and operation. FE - DA ELECTRONICS has legal and complete ownership and use right to the assets recorded in its financial statement, and there are no other mortgages, pledges or liens or any other third party rights or restrictions on such assets.

(17) At present, the agreements and / or contracts signed by FE - DA ELECTRONICS are legal and valid, and bound upon the relevant parties; FE - DA ELECTRONICS does not violate any contract or agreement entered into or binding upon it.

(18) Except as disclosed to VIYI Technology, FE - DA ELECTRONICS has no related transactions.

(19) From the signing date of this agreement, any mortgage, loan or any other third party rights or restrictions arising from the original shareholder are not related to VIYI Technology, and VIYI Technology shall not bear any joint and several liabilities.

2. Statements and warranties of VIYI Technology

(1) VIYI Technology has the qualification and right to sign, deliver and perform this agreement, and has the capacity for civil conduct to bear legal liabilities independently.

(2) The execution of this agreement by VIYI Technology or the performance of its obligations under this agreement shall not violate any laws, regulations, or other organizational documents, or the provisions of any contracts and agreements entered into by it.

(3) There is no claim, arbitration or lawsuit, administrative penalty, investigation or similar administrative procedures which may adversely affect the execution of this agreement or the performance of its obligations under this agreement by VIYI Technology.

(4) VIYI Technology commits that it will not use FE - DA ELECTRONICS as a guarantee or counter-guarantee in any form, or other forms of collateralized debt after controlling FE - DA ELECTRONICS.

(5) VIYI Technology commits that the payment of the next acquisition shall not be delayed for any reason under the premise that FE - DA ELECTRONICS and the original shareholder team have completed the performance conditions promised in accordance with the agreement, and VIYI Technology shall bear the performance loss caused by the delay in the acquisition payment.

Article IV Other Provisions

1. Performance Clause

(1) All the parties agree that the first day of January of the second year following the equity change date shall be the commencement date of the performance commitment. The first year is defined as a year from the first day of January of the second year after the equity change to the 31st day of December of the next year, and so on.

(2) All the parties agree to operational performance commitment: the annual operating audit revenue for the first year shall be no less than USD 40 million; the annual operating audit revenue for the second year shall be no less than USD 42.5 million; and the annual operating audit revenue for the third year shall be no less than USD 45 million.

2. Protective Clause

After VIYI Technology becomes a shareholder of the company, VIYI Technology commits that the existing corporate legal person is the original shareholder and the position of executives will not change, it will carry out the business and normal management of the company completely in accordance with the existing management mode, and VIYI Technology will not directly participate in the company’s daily operation management. The company shall obtain the consent of VIYI Technology before engaging in any of the following actions.

(1) Engage in any authorization, creation or issue of any securities of the company or assume any obligation to issue any securities of the company;

(2) Modify, add or annul any term of the Articles of Association;

(3) Engage in any related transactions with other enterprises in which the original shareholder directly or indirectly owns the equity;

(4) Approve the annual financial budget and final accounts;

(5) Increase or decrease the number of directors of the Board of Directors;

(6) Liquidate, merge, sell or purchase the vast majority of assets of the company and / or its affiliated companies, or cause a change in control of the company and / or its affiliated companies;

(7) License or otherwise transfer any patents, copyrights, trademarks or other intellectual property rights of the company outside the ordinary course of business;

(8) New establishment, acquisition and other forms of external acquisition for more than USD 100,000;

(9) Borrow money or otherwise assume any debt for more than USD 100,000, or create any encumbrance in the patents, copyrights, trademarks or other intellectual property rights of the company;

(10) Provide loans to any directors, management personnel, employees or affiliated parties;

(11) Engage in any transaction or a series of transactions in excess of the cumulative value of USD 100,000 outside the ordinary course of business;

(12) Change the company into a foreign acquisition limited liability company, an overseas entity or an affiliate of such entity, or change the nature, business or structure of the company in other forms.

3. Board of Directors

After VIYI Technology becomes a shareholder of FE - DA ELECTRONICS, the Board of Directors of FE - DA ELECTRONICS consists of three directors.

4. Chief Financial Officer

FE - DA ELECTRONICS has one Chief Financial Officer who shall be designated or appointed by VIYI Technology.

The finance of FE - DA ELECTRONICS shall be managed in accordance with the financial system of VIYI Technology.

5. Right to Know

VIYI Technology and its appointed directors shall have the right to know all information related to the operation of FE - DA ELECTRONICS and the relevant materials of FE - DA ELECTRONICS in real time, and make recommendations on the management of FE - DA ELECTRONICS. FE - DA ELECTRONICS shall employ an accountant designated by VIYI Technology or determined by VIYI Technology and the original shareholder through negotiation to conduct an audit on FE - DA ELECTRONICS. FE - DA ELECTRONICS shall provide the following information and materials related to FE - DA ELECTRONICS and other affiliated companies to VIYI Technology on a regular and irregular basis as required by VIYI Technology:

(1) Submit the operating data and unaudited monthly financial statements in the format required by VIYI Technology within 15 days after the end of each accounting month;

(2) Provide the annual and semi-annual balance sheet, income statement, cash flow statement, statement of financial position, other schedules and other financial and accounting statements confirmed by Chief Financial Officer within 30 days after the end of each annual or semi-annual period;

(3) Provide the annual budget and operating plan for the next fiscal year within 60 days before the end of each fiscal year;

(4) Provide the funds for related transactions in that month within 15 days after the end of each accounting month.

6. Continuous Service

During the period when VIYI Technology becomes a shareholder of FE - DA ELECTRONICS, except as otherwise provided in this agreement, the original shareholder of FE - DA ELECTRONICS shall not directly or indirectly hold shares in any other companies or entities that have a competitive relationship with FE - DA ELECTRONICS, shall not operate any business which is in competition with the business of FE - DA ELECTRONICS for its self or others.

Article V Confidentiality

The transactions and terms proposed by the parties under this agreement as well as the confidential information in connection with the business and affairs of the other party based on this capital increase (“confidential information”) shall be kept confidential and shall not be used or disclosed to any third party except for the purpose of this agreement. Notwithstanding the foregoing, the parties may disclose such information to their employees, directors, management personnel, consultants, agents, appraisers, auditors, legal advisers, other intermediaries or other relevant persons and / or entities for the purposes of this agreement, but the premise is that the parties shall take all reasonable measures to ensure that any such person is aware of the confidentiality of such information and agrees to perform such confidentiality obligations in accordance with this agreement.

Article VI Liability for Breach of Contract

1. In the event that either party fails to perform its obligations in accordance with this agreement, or violates its statements and warranties or commitments after signing this agreement, it shall be deemed as a breach of contract. The breaching party shall compensate the losses caused by its breach of contract to the non-breaching party.

2. The parties agree that any delay in the acquisition due to the fault of either party or its failure to actively promote the acquisition shall be deemed as a breach of this agreement, and the other party may require the breaching party to immediately take effective measures to promote the acquisition process.

3. FE - DA ELECTRONICS and the original shareholder commit that all documents, materials, instructions and other information provided by FE - DA ELECTRONICS and the original shareholder to VIYI Technology and / or the financial advisor, accountant and / or lawyer employed by it in accordance with the requirements of VIYI Technology are true, accurate and complete, and no information material to the business, assets, prospects or otherwise of FE - DA ELECTRONICS has been omitted. In the event that FE - DA ELECTRONICS or the original shareholder violates the above-mentioned commitments, VIYI Technology shall have the right to require the original shareholder to bear all losses of VIYI Technology caused thereby.

Article VII Governing Law and Dispute Resolution

The conclusion, performance and interpretation of this agreement shall be governed by the existing laws and regulations of Singapore. In case of any dispute arising from the interpretation and performance of this agreement, both parties shall first try to settle the dispute through friendly consultation. In the event that both parties fail to settle the dispute within thirty (30) days after negotiation, either party may submit the dispute to the relevant arbitration commission in Singapore for final decision in accordance with the arbitration procedures and rules of the commission in effect at the time of submission. The place of arbitration is Singapore.

Article VIII Supplementary Provisions

This agreement will come into force upon being signed by authorized representatives of the parties. Within the scope prescribed by law, any supplement or amendment to this agreement will come into force only with the written consent of the parties and the approval of the examination and approval authority. No waiver of any provision of this agreement shall be deemed or constitute a waiver of any other provision of this agreement. This agreement shall be written in Chinese. This agreement is in triplicate with each party holding each copy respectively, which shall have the equal legal effect after being signed.

(There is no text below, which is the signature page)

It is the signature page of the Acquisition Framework Agreement

VIYI Technology INC. (seal)

For and on behalf of

VIYI Technology Inc.

Authorized Signature(s)

It is the signature page of the Acquisition Framework Agreement

ABLE PEAK SERVICES LIMITED：(seal)

It is the signature page of the Acquisition Framework Agreement

FE-DA ELECTRONICS COMPANY PRIVATE LIMITED (seal)